CUSIP No. 147154108	Schedule 13D

EXHIBIT 1

AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of Cascade Bancorp, an Oregon corporation, and further agree that this Joint Filing Agreement be included as an exhibit to the Schedule 13D provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.  This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: February 7, 2011

WL ROSS & CO. LLC

By:	/s/ Michael Gibbons
Name:	Michael Gibbons
Title:	Authorized Person

WLR CB ACQUISITIONCO LLC

By:	WLR Recovery Fund IV, L.P.,
its Sole Manager

By:	WLR Recovery Associates IV LLC,
its General Partner

By:	WL Ross Group, L.P.,
its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael Gibbons
Name:	Michael Gibbons
Title:	Authorized Person

WLR RECOVERY FUND IV, L.P.

By:	WLR Recovery Associates IV LLC,
its General Partner

By:	WL Ross Group, L.P.,
its Managing Member

By:	El Vedado, LLC,
its General Partner

By:	/s/ Michael Gibbons
Name:	Michael Gibbons
Title:	Authorized Person

CUSIP No. 147154108	Schedule 13D

WLR RECOVERY ASSOCIATES IV LLC

By:	WL Ross Group, L.P.,
its Managing Member

By:	El Vedado, LLC, its General Partner

By:	/s/ Michael Gibbons
Name:	Michael Gibbons
Title:	Authorized Person

WL ROSS GROUP, L.P.

By:	El Vedado, LLC, its General Partner

By:	/s/ Michael Gibbons
Name:	Michael Gibbons
Title:	Authorized Person

EL VEDADO, LLC

By:	/s/ Michael Gibbons
Name:	Michael Gibbons
Title:	Authorized Person

/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.